UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2004

EVERGREENBANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Director Robert W. Howisey announced his retirement from the registrant’s board of directors, effective August 20, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are furnished as part of this Form 8-K.

Exhibit No.	Description
99.1	President’s Letter to Shareholders re Second Quarter Results
99.2	Consolidated Statements of Income (Unaudited)
99.3	Consolidated Balance Sheets (Unaudited)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition.”

     On August 20, 2004, Registrant mailed to its shareholders of record a letter from its President and Chief Executive Officer, Gerald O. Hatler, and unaudited consolidated financial statements for the second quarter 2004. The letter, consolidated income statement and consolidated balance sheets are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this current report on Form 8-K and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: August 20, 2004	By:	/s/ William G. Filer II

William G. Filer II Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	President’s Letter to Shareholders re Second Quarter Results
99.2	Consolidated Statements of Income (Unaudited)
99.3	Consolidated Balance Sheets (Unaudited)

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